Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents
Cash and cash equivalents

23.  Cash and cash equivalents

	December 31, 2025	December 31, 2024
Current accounts	54,839	66,153
Bank deposits	4,069	25,005
Fiduciary deposits	4,000	—
1-month 0% US T-Bill"	—	19,891
Cash and cash equivalents	62,908	111,049

Impairment on cash and cash equivalents has been measured on a 12- month expected loss basis and reflects the short maturities of the exposures. The Group considers that its cash and cash equivalents has low credit risk based on the external credit ratings of the counterparties. Therefore, no impairment allowance was recognized as at December 31, 2024 and 2025.

Currency	December 31, 2025	December 31, 2024
United States Dollars	37,920	94,293
Euro	23,283	16,113
Russian Ruble	101	74
Armenian Dram	551	35
Kazakhstani Tenge	1,053	529
United Arab Emirates Dirham	—	5
Total	62,908	111,049